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                                                                    EXHIBIT 10.3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-49435 on Form S-8 of Syntel, Inc. of our reports dated March 3, 2005 with respect to the consolidated financial statements of Syntel, Inc., and management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which reports in this Annual Report on Form 10-K of Syntel, Inc. for the year ended December 31, 2004.

/s/ Crowe Chizek & Company LLC
Fort Wayne, Indiana
November 2, 2005.





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